Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Flanders Corporation (the "Company"), on Form 10-K for the year ended December 31, 2005, we hereby certify, solely for the purpose of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.

The annual report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 15, 2006 /s/Steven K. Clark Steven K. Clark President and Chief Executive Officer /s/John W. Hodson John W. Hodson Chief Financial Officer